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                          FIRST AMENDMENT TO THE
                    PUBLIC SERVICE COMPANY OF NEW MEXICO
                         ASSET SALES INCENTIVE PLAN

     THIS FIRST AMENDMENT to the Public Service Company of New Mexico Asset Sales Incentive Plan (the "Plan") is made this 1st day of August, 1994, by the Public Service Company of New Mexico (the "Company").

     WHEREAS, the Plan was adopted by the Company, effective as June 30, 1993; and

     WHEREAS, pursuant to Article IX. of the Plan the Company reserved the right to amend the Plan;

     WHEREAS, pursuant to Article II. Z. with respect to the definition of "PAT" or "Primary Asset Team" the Plan reserved to the Board of Directors of the Company (the "Board") the right to amend Exhibit A attached to the Plan setting forth the employees identified as "PAT members".

     NOW, THEREFORE, consistent with its authority, the Board causes the Company to adopt the following First Amendment to the Plan as follows:

     Jeff Sterba, Kathy Mayer, Mike Slota and Blake Ridgeway have all accepted other positions with the Company and are therefore no longer PRIMARY ASSET TEAM members. Exhibit A to the PNM Asset Sales Incentive Plan is therefore hereby amended, effective August 1, 1994, as follows:

          a. JEFF STERBA is hereby removed as a PRIMARY ASSET TEAM member of the Water Asset Group, the Gas Asset Group and the Generation Asset Group;

          b. KATHY MAYER is hereby removed as a PRIMARY ASSET TEAM member of the Water Asset Group, and the Gas Asset Group;

          c. BLAKE RIDGEWAY is hereby removed as a PRIMARY ASSET TEAM member of the Gas Asset Group and the Generation Asset Group; and

          d. MIKE SLOTA is hereby removed as a PRIMARY ASSET TEAM member of the Water Asset Group.

     The foregoing changes do not impact the four named employees' right to participate in benefits under the Plan that vested prior to August 1, 1994, although no further benefits will vest with respect to these named employees pursuant to the terms and conditions of the Plan document, on or after August 1, 1994.

     IN WITNESS WHEREOF, the Public Service Company of New Mexico caused this First Amendment to the Public Service Company of New Mexico Asset Sales Incentive Plan to be executed by its authorized officers as of the date first above written.


                              PUBLIC SERVICE COMPANY OF
                              NEW MEXICO


                              By______________________________________
                                     BENJAMIN F. MONTOYA
                                         President

ATTEST:


_____________________________
PATRICK T. ORTIZ
Secretary

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